-------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------



                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: JULY 2, 1996



                                   UST CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       MASSACHUSETTS                  0-9623                  04-2436093
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)       (IRS EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NO.)


    40 COURT STREET                                             02108
 BOSTON, MASSACHUSETTS                                        (ZIP CODE)
 (ADDRESS OF PRINCIPAL
  EXECUTIVE OFFICES)
                                 (617) 726-7000
                                  (REGISTRANT'S
                                 TELEPHONE NUMBER,
                               INCLUDING AREA CODE)



------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OF ASSETS.

Acquisition of Twenty (20) Bank of Boston and BayBank Branches

      (a) On June 18, 1996, USTrust, the principal subsidiary of UST Corp. (the "Company") entered into an agreement with The First National Bank of Boston ("Bank of Boston") to purchase certain assets and assume certain deposits and other liabilities booked at and allocated to twenty (20) branches in the greater Boston, Massachusetts area. Sixteen (16) of the branches were former BayBank branches and four (4) were operated as Bank of Boston branches. In December, 1996, USTrust consummated the transaction.

      USTrust assumed approximately $746 million in deposit liabilities and repurchase agreements and purchased approximately $510 million in (i) commercial loans, (ii) residential mortgages, (iii) home equity and other loans to businesses and other customers located within or in areas proximate to the communities served by the branches, (iv) certain fixed assets, (v) real property related to the owned branches, (vi) certain lease obligations with respect to the leased branches, and (vii) cash at the branches. Additionally, USTrust paid a premium equal to 7% of the aggregate average daily balance of deposit liabilities assumed for the period commencing twenty business days prior to the third business day prior to the closing date and ending on the third business day prior to the closing date (approximately $49 million). To the extent that cash payments were required from USTrust, such funds were derived from the general funds of the Company. USTrust did not acquire or retain any management personnel in connection with the purchase of the branches nor any personnel responsible for originating the majority of the loans acquired upon consummation of the transaction.

      (b) The assets acquired from the Bank of Boston and BayBank, N.A. by USTrust included the physical premises of (or the leases with respect to) the twenty branches acquired. USTrust also acquired substantially all of the personalty in these branches. The four (4) former Bank of Boston branches opened for business as USTrust branches on November 12, 1996 and the sixteen
(16) former BayBank branches opened for business as USTrust branches in December 9, 1996.

ITEM   7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) and (b) As the acquisition of the branches by USTrust does not represent the acquisition of a business, separate entity or subsidiary of the seller, and since there are no historical financial statements related thereto, no financial statements are required or included herein.

      (c)  Exhibits

      1. Purchase and Assumption Agreement, dated as of June 18, 1996, between USTrust and The First National Bank of Boston and joined in by Bank of Boston

Corporation (incorporated by reference to the Company's Current Report on Form 8-K dated July 2, 1996).

      2. UST Corp.'s Press Release dated June 18, 1996 related to the acquisition by USTrust of twenty (20) branches from The First National Bank of Boston (incorporated by reference to the Company's Current Report on Form 8-K dated July 2, 1996).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UST Corp.


				   /s/ Neal F. Finnegan
                                   _____________________________________
                                   Neal F. Finnegan
                                   President and Chief Executive Officer



				   /s/ James K. Hunt
                                   _____________________________________
                                   James K. Hunt
                                   Executive Vice President, Treasurer and
                                   Chief Financial Officer

Dated:  February 6, 1997